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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 15, 2003

FOREST OIL CORPORATION
(Exact name of registrant as specified in charter)

New York (State or other jurisdiction of incorporation)	1-13515 (Commission file number)	25-0484900 (IRS Employer Identification No.)

1600 Broadway, Suite 2200, Denver, Colorado 80202
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 303.812.1400

Item 5. Other Events and Regulation FD Disclosure.

        On this Current Report on Form 8-K, the Registrant is filing with the Securities and Exchange Commission the exhibits set forth below.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (a)
  Financial Statements.

          Not applicable.

  (b)
  Pro Forma Financial Information.

          Not applicable.

  (c)
  Exhibits

Exhibit	Description
1.1	Underwriting Agreement, dated January 15, 2003, among Forest Oil Corporation, Credit Suisse First Boston Corporation and J.P. Morgan Securities Inc., as representatives of the several underwriters.
1.2
Stock Purchase Agreement dated as of January 15, 2003, among Forest Oil Corporation, The Anschutz Corporation, Anschutz Investment Company, The Anschutz Overseas Corporation, Anschutz Exploration Corporation, and Anschutz Italiana Petroli, S.r.l.
4.1
Fourth Amendment to Combined Credit Agreements, dated as of October 8, 2002, among Forest Oil Corporation, Canadian Forest Oil Ltd. and the subsidiary borrowers from time to time parties thereto, each of the lenders that is a party thereto, Bank of America, N.A., as U.S. Syndication Agent, Citibank, N.A., as U.S. Documentation Agent, J.P. Morgan Bank Canada, successor to The Chase Manhattan Bank of Canada, as Canadian Administrative Agent, Bank of Montreal, as Canadian Syndication Agent, The Toronto-Dominion Bank, as Canadian Documentation Agent, and JPMorgan Chase Bank, successor to The Chase Manhattan Bank, as Global Administrative.
4.2
Fifth Amendment to Combined Credit Agreements, dated as of January 7, 2003, among Forest Oil Corporation, Canadian Forest Oil Ltd. and the subsidiary borrowers from time to time parties thereto, each of the lenders that is a party thereto, Bank of America, N.A., as U.S. Syndication Agent, Citibank, N.A., as U.S. Documentation Agent, J.P. Morgan Bank Canada, successor to The Chase Manhattan Bank of Canada, as Canadian Administrative Agent, Bank of Montreal, as Canadian Syndication Agent, The Toronto-Dominion Bank, as Canadian Documentation Agent, and JPMorgan Chase Bank, successor to The Chase Manhattan Bank, as Global Administrative Agent.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST OIL CORPORATION (Registrant)
Dated: January 21, 2003	By:	/s/ NEWTON W. WILSON III Newton W. Wilson III Senior Vice President— Legal Affairs & Secretary

INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K

Exhibit	Description
1.1	Underwriting Agreement, dated January 15, 2003, among Forest Oil Corporation, Credit Suisse First Boston Corporation and J.P. Morgan Securities Inc., as representatives of the several underwriters.
1.2
Stock Purchase Agreement dated as of January 15, 2003, among Forest Oil Corporation, The Anschutz Corporation, Anschutz Investment Company, The Anschutz Overseas Corporation, Anschutz Exploration Corporation, and Anschutz Italiana Petroli, S.r.l.
4.1
Fourth Amendment to Combined Credit Agreements, dated as of October 8, 2002, among Forest Oil Corporation, Canadian Forest Oil Ltd. and the subsidiary borrowers from time to time parties thereto, each of the lenders that is a party thereto, Bank of America, N.A., as U.S. Syndication Agent, Citibank, N.A., as U.S. Documentation Agent, J.P. Morgan Bank Canada, successor to The Chase Manhattan Bank of Canada, as Canadian Administrative Agent, Bank of Montreal, as Canadian Syndication Agent, The Toronto-Dominion Bank, as Canadian Documentation Agent, and JPMorgan Chase Bank, successor to The Chase Manhattan Bank, as Global Administrative.
4.2
Fifth Amendment to Combined Credit Agreements, dated as of January 7, 2003, among Forest Oil Corporation, Canadian Forest Oil Ltd. and the subsidiary borrowers from time to time parties thereto, each of the lenders that is a party thereto, Bank of America, N.A., as U.S. Syndication Agent, Citibank, N.A., as U.S. Documentation Agent, J.P. Morgan Bank Canada, successor to The Chase Manhattan Bank of Canada, as Canadian Administrative Agent, Bank of Montreal, as Canadian Syndication Agent, The Toronto-Dominion Bank, as Canadian Documentation Agent, and JPMorgan Chase Bank, successor to The Chase Manhattan Bank, as Global Administrative Agent.

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  Item 5. Other Events and Regulation FD Disclosure.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K